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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2005
                                                 ------------------

                               Skogan Foods Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                       0-30727                    86-0907027
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

    1280 Bison B9-21, Newport Beach, California                   926660
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  (949)717-0630
                                                    ----------------

             24 Corporate Plaza, Suite 100 Newport Beach, California
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01.  Changes in Control of Registrant
            --------------------------------

         Pursuant to an Exchange Agreement (the "Agreement") effective August 1, 2005, and its contemplated transaction that closed August 22, 2005, (the "Closing"), the Registrant acquired all of the issued and outstanding capital stock and underlying business of Sino Express Travel Limited ("Sino") currently used or useful in the conduct of Sino's travel related business (the "Business") in exchange for 34,612,000 shares of common stock of the Registrant (the "Acquisition Shares"). Additionally, some 14,900,500 common shares were issued to third party consultants as a material part of this transaction in consideration of services rendered. As a result, the shareholders and affiliates of Sino (collectively, the "Sino Shareholders") gained control of the Registrant.

         Prior to the Agreement, the Registrant had 1,387,500 shares of common stock issued and outstanding. Upon the Closing of the transaction, the Registrant had 50,900,000 shares of common stock outstanding. The Registrant is incorporated in the State of Nevada.

         A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         The following table contains information regarding the shareholdings of the Registrant by current directors and executive officers (giving effect to the Closing), the Sino Shareholders, and by those persons or entities who beneficially own more than 5% of the Registrant's common stock immediately following the Closing:

                                       AMOUNT OF              PERCENT OF
                                      COMMON STOCK           COMMON STOCK
NAME OF                               BENEFICIALLY           BENEFICIALLY
STOCKHOLDER                              OWNED                   OWNED
----------------------------------     ---------                ------

Investgold Limited                     8,653,000                17.00%

China Digital Distribution Limited     8,233,250                16.18%

I.S. Company Limited                   7,555,750                14.84%

Far East Holdings Ltd                  5,080,000                 9.98%

Asiahub Limited                        4,500,000                 8.84%

Chen Li                                2,545,000                 5.00%


Item 5.02  Resignation of Registrant's Directors.
           --------------------------------------

         On March 17, 2003 Mr. Walter Grieves, the Registrant's President and Director, resigned. Mr. Donald Lake replaced Mr. Grieves as President and the Registrants sole Director effective March 17, 2003.

         Upon Closing Mr. Lake stepped down as the Registrant's President and appointed Mr. (Terence) Wong Chi Tat as the Registrant's President and Director. Mr. Lake also appointed Mr. Xia Chen as Director.

         Mr. (Terence) Wong Chi Tat was the founder and CEO of Sky Legend Consulting Limited, a consulting firm focusing on mergers, acquisitions and investment consulting services. Mr. Wong also worked as the Strategic Planning Director of Magnet International Consulting Limited, a consulting firm which providing management consulting and corporate training to Chinese enterprisers and managements in Greater China Region. With over 15 years as management, Mr. Wong gained good reputation and experience from his previous position including EDP Manager of Astra Pharmaceuticals Limited-leading pharmaceutical company in the world, MIS Manager of the Sunrider Corporation-top ten multilevel marketing business in the world, Operations Vice President of Fortune Telecom Holdings Limited (HKex: 0110), Managing Director for AstroEast.com- a JV company by Regent Pacific Group (HKex: 0757) and iFuture.com Inc (CDNX: YIF), General Manager of Top Human Technology Limited-leading coaching company in China.

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         Mr. Xia Chen was the senior technical specialist at Philip Morris in
Australia since 2001 responsible for e-Commerce systems integration and CRM development. Previously he was a senior e-Commerce consultant for Dun&Bradstreet responsible for e-Commerce projects in partnerships with Australian Stock Exchange and Commonwealth Bank. He also worked as a Consultant at Siemens before he joined Dun&Bradstreet. Mr. Chen holds a Bachelor degree in Computer Science and Engineering from Monash University Australia.


Item 8.01  Other Events.
           -------------

         Effective July 1, 2003, the Registrant moved its offices from 24 Corporate Plaza, Suite 100, Newport Beach, California, 92660, to 1280 Bison B9-21, Newport Beach, California 92660.


Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

         (a) Financial Statements of Business Acquired.

             The financial statements for the acquisition for the period specified in Item 3.05(b) of Regulation S-X will be filed by amendment not later than 60 days after the date of this report.

         (b) Pro Forma Financial Information.

             The pro forma financial information, if any, for the transaction required pursuant to Article 11 of Regulation S-X will be filed by amendment not later than 60 days after the date of this Current Report.

         (c) Exhibits

             99.1 - Exchange Agreement dated August 1, 2005


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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Skogan Foods Inc.
                                            ------------------------------------
                                            (Registrant)



Dated: September 27, 2005                   By: /s/ Xia Chen
                                                --------------------------------
                                                Name:  Xia Chen
                                                Title:  Director


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